================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                      FEBRUARY 22, 2001 (FEBRUARY 22, 2001)
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                          MARVELL TECHNOLOGY GROUP LTD.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            BERMUDA                              1-10959                           77-0481679
(STATE OR OTHER JURISDICTION OF         (COMMISSION FILE NUMBER)      (I.R.S. EMPLOYER IDENTIFICATION NO.)
 INCORPORATION OR ORGANIZATION)

                                 RICHMOND HOUSE
                                    3RD FLOOR
                              12 PAR LA VILLE ROAD
                                 HAMILTON HM DX
                                     BERMUDA
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)      (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (441) 296-6395

                                       N/A
         (FORMER NAME AND FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

================================================================================

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS.

         On February 22, 2001, the Registrant issued a press release announcing its 2001 fiscal year and fourth quarter results. Attached hereto as Exhibit 99.1 and incorporated by reference herein is a copy of the February 22, 2001 press release.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit   Description
-------   ---------------

99.1      Press Release dated February 22, 2001.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

   Date: February 22, 2001
                                       MARVELL TECHNOLOGY GROUP LTD.

                                       By: /s/ Sehat Sutardja
                                           -------------------------------------
                                           Sehat Sutardja
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit   Description
-------   -----------
99.1      Press Release dated February 22, 2001.



                                       3